Exhibit 3.173

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:00 PM 08/25/2000
001432283 - 3279840

CERTIFICATE OF FORMATION

OF

RELIANT ENERGY RETAIL SERVICES, LLC

This Certificate of Formation of Reliant Energy Retail Services, LLC (the “Company”) is being executed and filed by the undersigned authorized person for the purpose of forming a limited liability company under the Delaware Limited Liability Company Act (6 Del. Code § 18-101 et seq.).

ARTICLE I

The name of the Company is Reliant Energy Retail Services, LLC.

ARTICLE II

The address of the registered office of the Company in the County of New Castle, State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the name of the registered agent of the Company at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on August 25, 2000.

Authorized Person

/s/ Richard B. Dauphin
Name: Richard B. Dauphin

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 02/05/2003
030077880 - 3279840

Certificate of Amendment to Certificate of Formation

of

RELIANT ENERGY RETAIL SERVICES, LLC

It is hereby certified that:

1. The name of the limited liability company (hereinafter called the “limited liability company”) is RELIANT ENERGY RETAIL SERVICES, LLC.

2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:

“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.”

Executed on December 6, 2002.

/s/ Hugh Rice Kelly
Hugh Rice Kelly, Authorized Person

DE LL D-: CERTIFICATE OF AMENDMENT TO CHANGE REGISTERED AGENT/REGISTERED OFFICE 09/00 (DELLCCHG)

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:21 AM 12/31/2004
FILED 10:21 AM 12/31/2004
SRV 040956857 - 3279840 FILE

STATE OF DELAWARE
CERTIFICATE OF MERGER
MERGING
RELIANT ENERGY SOLUTIONS, LLC,
A DELAWARE LIMITED LIABILITY COMPANY
WITH AND INTO
RELIANT ENERGY RETAIL SERVICES, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

Pursuant to the provisions of Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), the undersigned limited liability company executed this Certificate of Merger and certifies as follows:

FIRST: The name of the surviving limited liability company is Reliant Energy Retail Services, LLC, a Delaware limited liability company, and the name of the corporation being merged into the surviving limited liability company is Reliant Energy Solutions, LLC, a Delaware limited liability company.

SECOND: An Agreement of Merger has been approved and executed by each of the limited liability companies pursuant to Section 18-209(b) of the DLLCA.

THIRD: The merger shall be effective as of January 1, 2005.

FOURTH: The Agreement of Merger is on file at 1000 Main Street, Houston, Texas 77002, the place of business of the surviving limited liability company.

FIFTH: A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of either of the constituent limited liability companies.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized officer, the 31st day of December, 2004.

RELIANT ENERGY RETAIL SERVICES, LLC

By:	/s/ Wendi S. Zerwas
Name:	Wendi S. Zerwas
Title:	Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:48 AM 02/01/2005
FILED 11:48 AM 02/01/2005
SRV 050080984 - 3279840 FILE

STATE OF DELAWARE
CERTIFICATE OF MERGER

MERGING
RELIANT ENERGY SOLUTIONS HOLDINGS, LLC,
A DELAWARE LIMITED LIABILITY COMPANY
WITH AND INTO
RELIANT ENERGY RETAIL SERVICES, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

Pursuant to the provisions of Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), the undersigned limited liability company executed this Certificate of Merger and certifies as follows:

FIRST: The name of the surviving limited liability company is Reliant Energy Retail Services, LLC, a Delaware limited liability company, and the name of the corporation being merged into the surviving limited liability company is Reliant Energy Solutions Holdings, LLC, a Delaware limited liability company.

SECOND: An Agreement of Merger has been approved and executed by each of the limited liability companies pursuant to Section 18-209(b) of the DLLCA.

THIRD: The merger shall be effective as of February 1, 2005.

FOURTH: The Agreement of Merger is on file at 1000 Main Street, Houston, Texas 77002, the place of business of the surviving limited liability company.

FIFTH: A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of either of the constituent limited liability companies.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized officer, the 31st day of January, 2005.

RELIANT ENERGY RETAIL SERVICES, LLC

By:	/s/ Wendi S. Zerwas
Name:	Wendi S. Zerwas
Title:	Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:37 AM 04/29/2005
FILED 10:37 AM 04/29/2005
SRV 050346656 - 3279840 FILE

STATE OF DELAWARE
CERTIFICATE OF MERGER
OF
TEXAS STAR ENERGY COMPANY,
A DELAWARE CORPORATION
INTO
RELIANT ENERGY RETAIL SERVICES, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

Pursuant to Section 264 of the Delaware General Corporation Law and Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), the undersigned limited liability company executed this Certificate of Merger:

FIRST: The name of the surviving limited liability company is Reliant Energy Retail Services, LLC, a Delaware limited liability company, and the name of the corporation being merged into the surviving limited liability company is Texas Star Energy Company, a Delaware corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving limited liability company pursuant to Section 18-209(b) of the DLLCA and the merging corporation pursuant to Section 264(c) of the DGCL.

THIRD: The merger shall be effective as of May 1, 2005.

FOURTH: The Agreement of Merger is on file at 1000 Main Street, Houston, Texas 77002, the place of business of the surviving limited liability company.

SIXTH: A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the constituent limited liability company or stockholder of the constituent corporation.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, the 29th day of April, 2005.

RELIANT ENERGY RETAIL SERVICES, LLC

By:	/s/ Wendi S. Zerwas
Name:	Wendi S. Zerwas
Title:	Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:35 AM 04/29/2005
FILED 10:35 AM 04/29/2005
SRV 050346648 - 3279840 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER

MERGING

STAREN POWER, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

WITH AND INTO

RELIANT ENERGY RETAIL SERVICES, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

Pursuant to the provisions of Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), the undersigned limited liability company executed this Certificate of Merger and certifies as follows:

FIRST: The name of the surviving limited liability company is Reliant Energy Retail Services, LLC, a Delaware limited liability company, and the name of the corporation being merged into the surviving limited liability company is StarEn Power, LLC, a Delaware limited liability company.

SECOND: An Agreement of Merger has been approved and executed by each of the limited liability companies pursuant to Section 18-209(b) of the DLLCA.

THIRD: The merger shall be effective as of May 1, 2005.

FOURTH: The Agreement of Merger is on file at 1000 Main Street, Houston, Texas 77002, the place of business of the surviving limited liability company.

FIFTH: A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of either of the constituent limited liability companies.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized officer, the 29th day of April, 2005.

RELIANT ENERGY RETAIL SERVICES, LLC

By:	/s/ Wendi S. Zerwas
Name:	Wendi S. Zerwas
Title:	Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:00 PM 05/01/2009
FILED 02:22 PM 05/01/2009
SRV 090420509 - 3279840 FILE

CERTIFICATE OF AMENDMENT

OF

RELIANT ENERGY RETAIL SERVICES, LLC

1. The name of the limited liability company is: Reliant Energy Retail Services, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

“2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Reliant Energy Retail Services, LLC, this 1ST day of May, 2009.

RELIANT ENERGY RETAIL SERVICES, LLC

By:	/s/ Lynne Przychoozki
Lynne Przychoozki Authorized Person